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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2015

Oglethorpe Power Corporation
(An Electric Membership Corporation)
(Exact name of Registrant as specified in its charter)

GEORGIA (State or other jurisdiction of incorporation)	000-53908 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)

2100 East Exchange Place
Tucker, Georgia 30084-5336
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

        In April 2008, Georgia Power Company, acting for itself and as agent for us, the Municipal Electric Authority of Georgia, and the City of Dalton, Georgia (collectively, the Co-owners), and Westinghouse Electric Company LLC and Stone & Webster, Inc. (collectively, the Contractor) entered into an Engineering, Procurement, and Construction Agreement (EPC Agreement) to design, engineer, procure, and construct two AP1000 nuclear units with electric generating capacity of approximately 1,100 megawatts each and related facilities, structures, and improvements at Plant Vogtle (Vogtle Units No. 3 and No. 4). We are participating in 30% of the cost of constructing Vogtle Units No. 3 and No. 4.

        Through Georgia Power, we have been notified by the Contractor of the Contractor's proposed revised integrated project schedule for completion of Vogtle Units No. 3 and No. 4 which would delay the estimated in-service dates for Vogtle Units No. 3 and No. 4 to the second quarter of 2019 and the second quarter of 2020, respectively. This represents an approximate 18-month delay for each unit from the previously disclosed schedule which projected in-service dates for Vogtle Units No. 3 and No. 4 in the fourth quarter of 2017 and the fourth quarter of 2018, respectively. Georgia Power, on behalf of the Co-owners, has not agreed to any changes to the guaranteed substantial completion dates of April 2016 and April 2017 for Vogtle Units No. 3 and No. 4, respectively, and does not believe that the Contractor's proposed revision to the schedule reflects all efforts that may be possible to mitigate the Contractor's delay.

        In addition, we and Georgia Power believe that, pursuant to the EPC Agreement, the Contractor is responsible for the Contractor's costs related to the Contractor's delay (including any related construction and mitigation costs, which could be significant) and that the Co-owners are entitled to recover liquidated damages for the Contractor's delay beyond the guaranteed substantial completion dates of April 2016 and April 2017. We would continue to incur our share of owner-related costs, including property taxes, oversight costs, compliance costs, and other operational readiness costs, and would continue to incur financing costs during the extended construction period. Although Georgia Power, on behalf of the Co-owners, has not accepted the revised schedule, we expect that each additional month delay beyond the previously projected in-service dates for Vogtle Units No. 3 and No. 4 of the fourth quarter of 2017 and the fourth quarter of 2018, respectively, would increase our previously disclosed project budget of $4.5 billion by approximately $28 million per month, which includes capital costs, allowance for funds used during construction and a contingency amount.

        Consistent with the Contractor's position in the pending litigation between the Contractor and the Co-owners, we and Georgia Power expect the Contractor to contest any claims for liquidated damages and to assert that the Co-owners are responsible for additional costs related to the Contractor's delay. In addition, as construction continues, the risk remains that ongoing challenges with the Contractor's performance including additional challenges in its fabrication, assembly, delivery, and installation of the shield building and structural modules, delays in the receipt of the remaining permits necessary for the operation of Vogtle Unit No. 3 and No. 4, or other issues could arise and may further impact the project schedule and cost. Additional claims by the Contractor or Georgia Power, on behalf of the Co-owners, are also likely to arise throughout construction. Any of the foregoing claims or disputes may be resolved through formal and informal dispute resolution procedures under the EPC Agreement but also may be resolved through litigation.

        The ultimate outcome of these matters cannot be determined at this time.

        For further information regarding the two additional units at Plant Vogtle, see "Item 1—BUSINESS—OUR POWER SUPPLY RESOURCES—Future Power Resources—Plant Vogtle Units No. 3 and No. 4" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and "Management's Discussion and Analysis of Financial Condition and Results of Operations and Financial Condition—Capital Requirements and Liquidity and Sources of Capital—Vogtle Units No. 3 and No. 4" in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014.

Cautionary Note Regarding Forward-Looking Statements

        This Form 8-K contains forward-looking statements based on current expectations and plans that involve risks and uncertainties. All statements, other than statements of historical fact, that address activities, events or developments related to the development and construction of Vogtle Units No. 3 and No. 4 that we expect or anticipate to occur in the future such as, the Contractor's performance, the timing and amount of related project expenditures and the litigation related to these delays are forward-looking statements. Although we believe that in making these forward-looking statements our expectations are based on reasonable assumptions, we caution the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward-looking statements involve uncertainties and there are important factors, many of which are outside our control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings "CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS" in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, and "Item 1A—RISK FACTORS" in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Form 8-K may not occur. Any forward-looking statement speaks only as of the date of this Form 8-K, and we undertake no obligation to update any information contained in this Form 8-K.

Item 9.01    Financial Statements and Exhibits

(a)
Not applicable.

(b)
Not applicable.

(c)
Not applicable.

(d)
Not applicable.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
Date: January 29, 2015	By:	/s/ MICHAEL L. SMITH Michael L. Smith President and Chief Executive Officer

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  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits
SIGNATURE